SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 18, 2009

Date of Report

March 9, 2009

(Date of earliest event reported)

S2C Global Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51529	13-4226299
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5119 Beckwith Blvd, Suite 105, San Antonio, TX 78249

(Address of principal executive offices, including zip code)

210-561-6015

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This current report and its exhibit may include forward-looking statements.  S2C Global Systems, Inc based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances.  Forward-looking statements are subject to various risks and uncertainties that may be outside the control of S2C Global Systems, Inc. S2C Global Systems, Inc. has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise.  This current report should be read with S2C Global Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.

Item 4.01

Changes in Registrant’s Certifying Accountant.

By action of the Registrant's Board of Directors on March 9, 2009, MacKay LLP, Independent Registered Public Accounting Firm, the independent registered public accounting firm who had been engaged as the principal accountant to audit the Registrant's financial statements, was dismissed on March 9, 2009.

On March 9, 2009, the Board of Directors of the Registrant approved the engagement of Pritchett, Siler & Hardy, PC, Certified Public Accountants, as the new independent registered public accounting firm effective March 9, 2009.

During the fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent interim periods until the change, there were no disagreements with MacKay LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MacKay LLP would have caused them to make reference in connection with their report to the subject matter of the disagreement, and MacKay LLP has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The report of independent registered public accounting firm of MacKay LLP as of and for the years ended December 31, 2006 and December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. The report contained a "going concern" modification.

During the years ended December 31, 2007, December 31, 2008, and through March 9, 2009, the Company did not consult with Pritchett, Siler & Hardy, PC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to MacKay LLP prior to the date of the filing of this report. MacKay LLP has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above.

A copy of MacKay LLP letter, dated March 18, 2009, is filed as Exhibit 16 to this Form 8-K.

Item 9.01

Financial Statements and Exhibits.

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits.

Exhibit No.	Exhibit

16	Letter, dated March 18, 2009, from MacKay LLP to the U.S. Securities and Exchange Commission

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S2C GLOBAL SYSTEMS, INC.

Date:  March 18, 2009

By: /s/ Alejandro Bautista

Alejandro Bautista

President and Chief Executive Officer

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